Exhibit 99.1

Monthly Volume Summary: September 2008 (unaudited & subject to change) (dollars in millions)

September 2008 Highlights:

>	On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as Conservator of Freddie Mac. See our website, www.FreddieMac.com/investors for more information.

>	The aggregate unpaid principal balance (UPB) of our retained portfolio declined to $736.9 billion at September 30, 2008.

>	Total mortgage portfolio has increased at an annualized rate of 5.9% year-to-date and increased 2.3% in September.

>	The amount of retained portfolio mortgage purchase and sales agreements entered into during the month of September totaled $2.5 billion, up from the $(15.4) billion entered into during the month of August.

>	Total guaranteed PCs and Structured Securities issued have increased at an annualized rate of 7.3% year-to-date and 3.6% in September.

>	The single-family delinquency rate for all loans was 122 basis points in September, up from 111 basis points in August.

>	Other Investments (Table 7) includes $50.2 billion of cash and cash equivalents, $8.0 billion of securities purchased under agreements to resell and $10.4 billion of non-agency asset-backed securities as of September 30, 2008.

>	The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $395 million in September. Duration Gap averaged 0 months. See Endnote (15) for further information.

TABLE 1 — TOTAL MORTGAGE PORTFOLIO [1,2]
							Annualized
	Purchases and			Net Increase/	Ending	Annualized	Liquidation
	Issuances [3]	Sales [4]	Liquidations	(Decrease)	Balance	Growth Rate	Rate
Sep 2007	59,650	(13)	(21,196)	38,441	2,021,935	23.3%	12.8%
Oct	40,211	(38)	(22,887)	17,286	2,039,221	10.3%	13.6%
Nov	41,359	—	(22,288)	19,071	2,058,292	11.2%	13.1%
Dec [5]	55,072	—	(10,688)	44,384	2,102,676	25.9%	6.2%

Full-Year 2007	577,691	(3,646)	(298,089)	275,956	2,102,676	15.1%	16.3%

Jan 2008	32,089	—	(23,713)	8,376	2,111,052	4.8%	13.5%
Feb	47,723	(143)	(26,453)	21,127	2,132,179	12.0%	15.0%
Mar	54,604	(829)	(36,265)	17,510	2,149,689	9.9%	20.4%
Apr	43,287	(636)	(34,258)	8,393	2,158,082	4.7%	19.1%
May	65,064	(115)	(31,708)	33,241	2,191,323	18.5%	17.6%
Jun	53,661	(1,721)	(41,569)	10,371	2,201,694	5.7%	22.8%
Jul	34,631	(2,500)	(24,440)	7,691	2,209,385	4.2%	13.3%
Aug	25,777	(20,355)	(22,617)	(17,195)	2,192,190	(9.3)%	12.3%
Sep	27,234	(3,454)	(19,632)	4,148	2,196,338	2.3%	10.7%

YTD 2008 [6]	$384,070	$(29,753)	$(260,655)	$93,662	$2,196,338	5.9%	16.5%

TABLE 2 — RETAINED PORTFOLIO [1]
								Mortgage
							Annualized	Purchase and
	Retained	Sales, net of		Net Increase/	Ending	Annualized	Liquidation	Sales
	Purchases [7]	Other Activity [8]	Liquidations	(Decrease)	Balance	Growth Rate	Rate	Agreements [9]
Sep 2007	11,268	(19,367)	(10,956)	(19,055)	713,164	(31.2)%	18.0%	11,520
Oct	23,933	(23,197)	(10,755)	(10,019)	703,145	(16.9)%	18.1%	(11,051)
Nov	9,403	(480)	(10,716)	(1,793)	701,352	(3.1)%	18.3%	(1,981)
Dec [5]	27,432	(644)	(7,327)	19,461	720,813	33.3%	12.5%	7,871

Full-Year 2007	247,774	(81,468)	(149,452)	16,854	720,813	2.4%	21.2%	150,770

Jan 2008	13,518	(7,550)	(9,849)	(3,881)	716,932	(6.5)%	16.4%	581
Feb	7,870	(6,156)	(9,123)	(7,409)	709,523	(12.4)%	15.3%	14,802
Mar	18,598	(5,150)	(10,509)	2,939	712,462	5.0%	17.8%	43,479
Apr	36,887	(696)	(11,116)	25,075	737,537	42.2%	18.7%	43,485
May	46,126	(2,218)	(11,062)	32,846	770,383	53.4%	18.0%	26,249
Jun	37,983	(5,795)	(10,773)	21,415	791,798	33.4%	16.8%	34,746
Jul	22,076	(5,775)	(9,858)	6,443	798,241	9.8%	14.9%	(324)
Aug	4,353	(32,505)	(9,206)	(37,358)	760,883	(56.2)%	13.8%	(15,410)
Sep	17,373	(33,383)	(7,997)	(24,007)	736,876	(37.9)%	12.6%	2,521

YTD 2008	$204,784	$(99,228)	$(89,493)	$16,063	$736,876	3.0%	16.6%	$150,129

Please see Endnotes on page 4.

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TABLE 3 — RETAINED PORTFOLIO COMPONENTS [1]
	PCs and	Non-Freddie Mac Mortgage-Related			Portfolio
	Structured	Securities		Mortgage	Ending
	Securities	Agency	Non-Agency	Loans	Balance

Sep 2007	356,005	48,281	235,851	73,027	713,164
Oct	342,083	47,693	238,479	74,890	703,145
Nov	338,403	47,121	237,074	78,754	701,352
Dec [5]	356,970	47,836	233,849	82,158	720,813

Full-Year 2007	356,970	47,836	233,849	82,158	720,813

Jan 2008	356,105	48,182	230,354	82,291	716,932
Feb	349,129	47,798	226,701	85,895	709,523
Mar	346,850	54,349	222,929	88,334	712,462
Apr	375,200	54,668	218,964	88,705	737,537
May	395,355	69,642	215,283	90,103	770,383
Jun	413,907	74,143	212,725	91,023	791,798
Jul	414,365	80,857	209,848	93,171	798,241
Aug	397,573	59,526	206,972	96,812	760,883
Sep	374,946	57,108	204,510	100,312	736,876

YTD 2008	$374,946	$57,108	$204,510	$100,312	$736,876

TABLE 4 — TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED [1,10]
						Annualized
			Net Increase/	Ending	Annualized	Liquidation
	Issuances	Liquidations [11]	(Decrease)	Balance	Growth Rate	Rate

Sep 2007	54,262	(15,399)	38,863	1,664,776	28.7%	11.4%
Oct	31,085	(17,702)	13,383	1,678,159	9.6%	12.8%
Nov	34,215	(17,031)	17,184	1,695,343	12.3%	12.2%
Dec [5]	48,210	(4,720)	43,490	1,738,833	30.8%	3.3%

Full-Year 2007	470,976	(209,166)	261,810	1,738,833	17.7%	14.2%

Jan 2008	29,480	(18,088)	11,392	1,750,225	7.9%	12.5%
Feb	42,968	(21,408)	21,560	1,771,785	14.8%	14.7%
Mar	43,526	(31,234)	12,292	1,784,077	8.3%	21.2%
Apr	40,779	(29,111)	11,668	1,795,745	7.8%	19.6%
May	47,310	(26,760)	20,550	1,816,295	13.7%	17.9%
Jun	43,981	(36,473)	7,508	1,823,803	5.0%	24.1%
Jul	21,712	(20,006)	1,706	1,825,509	1.1%	13.2%
Aug	22,072	(18,701)	3,371	1,828,880	2.2%	12.3%
Sep	21,994	(16,466)	5,528	1,834,408	3.6%	10.8%

YTD 2008 [6]	$313,822	$(218,247)	$95,575	$1,834,408	7.3%	16.7%

TABLE 5 — DEBT ACTIVITIES [12]
	Original Maturity < 1	Original Maturity > 1 Year
			Maturities		Foreign
	Ending		and		Exchange	Ending	Total Debt
	Balance	Issuances	Redemptions	Repurchases	Translation	Balance	Outstanding

Sep 2007	153,985	7,620	(22,001)	(287)	929	615,783	769,768
Oct	151,531	11,201	(20,876)	(922)	388	605,574	757,105
Nov	166,536	6,872	(24,257)	(256)	333	588,266	754,802
Dec	199,498	16,255	(19,520)	(3,156)	(82)	581,763	781,261

Full-Year 2007	199,498	188,548	(209,592)	(15,096)	2,284	581,763	781,261

Jan 2008	202,298	20,459	(28,415)	(58)	237	573,986	776,284
Feb	200,541	27,343	(32,944)	(21)	330	568,694	769,235
Mar	201,961	46,916	(16,864)	—	647	599,393	801,354
Apr	232,590	29,507	(31,194)	(1,721)	(269)	595,716	828,306
May	239,226	33,322	(17,768)	(1,986)	(28)	609,256	848,482
Jun	243,557	36,603	(19,330)	(779)	209	625,959	869,516
Jul	246,316	13,944	(6,657)	(5,103)	(148)	627,995	874,311
Aug	228,635	7,164	(7,312)	(2,584)	(858)	624,405	853,040
Sep	224,230	5,038	(37,277)	(796)	(658)	590,712	814,942

YTD 2008	$224,230	$220,296	$(197,761)	$(13,048)	$(538)	$590,712	$814,942

Please see Endnotes on page 4.

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TABLE 6 — DELINQUENCIES [13]
	Single-Family			Multifamily
	Non-Credit	Credit
	Enhanced	Enhanced	Total	Total

Sep 2007	0.34%	1.34%	0.51%	0.06%
Oct	0.36%	1.40%	0.54%	0.05%
Nov	0.40%	1.55%	0.60%	0.05%
Dec	0.45%	1.62%	0.65%	0.02%

Jan 2008	0.49%	1.73%	0.71%	0.01%
Feb	0.52%	1.78%	0.74%	0.01%
Mar	0.54%	1.81%	0.77%	0.01%
Apr	0.57%	1.88%	0.81%	0.03%
May	0.61%	1.98%	0.86%	0.03%
Jun	0.67%	2.10%	0.93%	0.04%
Jul	0.72%	2.30%	1.01%	0.03%
Aug	0.79%	2.50%	1.11%	0.02%
Sep	0.87%	2.75%	1.22%	0.01%

TABLE 7 — OTHER INVESTMENTS
Ending
Balance [14]

Sep 2007	$50,758
Oct	49,081
Nov	48,424
Dec	50,237

Full-Year 2007	50,237

Jan 2008	47,312
Feb	48,838
Mar	73,804
Apr	78,320
May	70,846
Jun	71,687
Jul	68,697
Aug	84,064
Sep	68,590

YTD 2008	$68,590

TABLE 8 — INTEREST-RATE RISK SENSITIVITY DISCLOSURES [15]
	Portfolio Market Value-		Portfolio Market Value-
	Level		Yield Curve		Duration Gap
	(PMVS-L) (50 bp)		(PMVS-YC) (25 bp)
	(dollars in millions)		(dollars in millions)		(Rounded to Nearest Month)
	Monthly	Quarterly	Monthly	Quarterly	Monthly	Quarterly
	Average	Average	Average	Average	Average	Average

Sep 2007	264	200	66	39	0	0
Oct	322	—	24	—	0	—
Nov	378	—	39	—	0	—
Dec	385	361	50	37	0	0

Full-Year 2007	261	—	31	—	0	—

Jan 2008	438	—	55	—	0	—
Feb	331	—	55	—	0	—
Mar	437	403	41	50	1	0
Apr	571	—	20	—	1	—
May	576	—	202	—	0	—
Jun	390	513	49	90	0	0
Jul	348	—	42	—	0	—
Aug	271	—	81	—	0	—
Sep	395	338	87	70	0	0

YTD 2008	$418	—	$70	—	0	—

Please see Endnotes on page 4.

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ENDNOTES

(1)	The activity and balances set forth in this table represent contractual amounts of unpaid principal balances, which are measures that differ from the balance of the retained portfolio as calculated in conformity with GAAP, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. The retained portfolio amounts set forth in this report exclude premiums, discounts, deferred fees and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities that are reflected in our retained portfolio under GAAP.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Total mortgage portfolio Purchases and Issuances (Table 1) is defined as retained portfolio purchases (Table 2) plus total guaranteed PCs and Structured Securities issued (Table 4) less purchases into the retained portfolio.
(4)	Includes: (a) sales of non-Freddie Mac mortgage-related securities from our retained portfolio and (b) sales of multifamily mortgage loans from our retained portfolio. Excludes the transfer of single-family mortgage loans through transactions that qualify as sales and all transfers through swap-based exchanges.
(5)	Effective December 2007, we established securitization trusts for the underlying assets of our guaranteed PCs and Structured Securities issued. As a result, we adjusted the reported balance of our mortgage portfolio to reflect the publicly-available security balances of guaranteed PCs and Structured Securities. Previously we reported these balances based on the unpaid principal balance of the underlying mortgage loans. Our reported annualized growth rate and annualized liquidation rate for the month of December 2007 and full-year 2007 presented in Tables 1, 2, and 4 are affected by this reporting change.
(6)	Issuances and liquidations for the nine months ended September 30, 2008 include approximately $18.8 billion of conversions of previously issued long-term credit guarantees into either PCs or Structured Transactions. These conversion amounts, based on the unpaid principal balance of the single-family mortgage loans, are included in liquidations, representing the termination of the original agreement and, in the same month, are included in issuances, representing the new securities issued. Excluding these conversions, the amount of our issuances for the nine months ended September 30, 2008 would have been $295 billion in Table 4 and the liquidation rates for the nine months ended September 30, 2008 in Tables 1 and 4 would have been 15.3% and 15.3%, respectively. As of September 30, 2008 the ending balance of our PCs and Structured Securities, excluding outstanding long-term credit guarantees would have been $1,822 billion in Table 4.
(7)	Single-family mortgage loans purchased for cash are reported net of transfers of such mortgage loans through transactions that qualify as sales under GAAP as well as all transfers through swap-based exchanges.
(8)	See Endnote 4. Also includes: (a) net additions to our retained portfolio for delinquent mortgage loans purchased out of PC pools, (b) balloon reset mortgages purchased out of PC pools and (c) transfers of our PCs and Structured Securities from our retained portfolio reported as sales.
(9)	Mortgage purchases and sales agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our retained portfolio offset by monthly commitments to sell mortgage-related securities out of our retained portfolio during the month and (b) the net amount of monthly mortgage loan purchases and sales agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Mortgage purchases and sales agreements also includes the net amount of mortgage-related securities that we expect to purchase or sell pursuant to written and purchased options entered into during the month for which we expect to take or make delivery of the securities. In some instances, commitments may settle during the same period in which we have entered into the related commitment.
(10)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans held by third parties. Excludes Structured Securities where we have resecuritized our PCs and Structured Securities. Resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Real Estate Mortgage Investment Conduits (REMICs) and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded REMICs are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our Registration Statement on Form 10, dated July 18, 2008.
(11)	Represents principal repayments relating to PCs and Structured Securities including those backed by non-Freddie Mac mortgage-related securities and relating to securities issued by others and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon reset mortgage loans out of PC pools.
(12)	Represents the combined balance and activity of our senior and subordinated debt based on the par values of these liabilities.
(13)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on net carrying value of mortgages 90 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 exclude mortgage loans underlying Structured Transactions and PCs backed by Ginnie Mae Certificates as well as mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days delinquent under the modified contractual terms. Structured Transactions typically have underlying mortgage loans with a variety of risk characteristics. Many of these Structured Transactions have security-level credit protections from losses in addition to loan-level credit protection that may also exist. Additional information concerning Structured Transactions can be found in our Registration Statement on Form 10, dated July 18, 2008.
The unpaid principal balance of our single-family Structured Transactions at September 30, 2008 was $24.4 billion, representing approximately 1% of our total mortgage portfolio. Included in this balance is $1.9 billion that are securitized by FHA/VA loans, for which those agencies provide recourse for 100% of qualifying losses associated with the loan and $5.3 billion that are backed by subordinated securities, which benefit from credit protection from the related subordinated tranches, which we do not purchase. The remaining $17.2 billion of our Structured Transactions as of September 30, 2008 are single-class, or pass-through securities, including $10.0 billion of option ARMs, which do not benefit from structural or other credit enhancement protections. The delinquency rate for our single-family Structured Transactions was 6.3% at September 30, 2008. The total single-family delinquency rate including our Structured Transactions was 1.32% at September 30, 2008. Below are the delinquency rates of our Structured Transactions population:
Structured Transactions securitized by: FHA/VA loans 17.8%; subordinated securities 16.9%; option ARM pass-through securities 6.7%; Other pass-through securities 0.1%.
Previously reported delinquency data is subject to change to reflect currently available information. Revisions to previously reported delinquency rates have not been significant nor have they significantly affected the overall trend of our single-family “credit enhanced” and “total” delinquency rates.

(14)	Other Investments ending balance consists of our cash and investments portfolio, which as of September 30, 2008 includes; $50.2 billion of cash and cash equivalents; $8.0 billion of securities purchased under agreements to resell; and $10.4 billion of non-mortgage investments, excluding non-mortgage investment securities traded, but not yet settled. Non-mortgage investments within this balance are presented at fair value.
(15)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes. For the month of September, we made changes to update our prepayment and model assumptions consistent with more current information related to certain securities that resulted in a decrease of $503 million in PMVS-L, a decrease of $88 million in PMVS-YC and an increase of one month in duration gap.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.

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